UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2022

MADISON SQUARE GARDEN ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39245	84-3755666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment to Credit Facility

On June 9, 2022, Tao Group Operating LLC (the “Senior Borrower”) and Tao Group Intermediate Holdings LLC (“Intermediate Holdings”), the direct parent of the Senior Borrower, entered into the Amendment and Restatement Agreement (“Amendment and Restatement”) to amend and restate the credit agreement (as amended by Amendment No. 1 to Credit Agreement, dated as of August 6, 2020 (“Amendment No. 1”), the “Credit Agreement”; the Credit Agreement, as amended and restated by the Amendment and Restatement, the “Restated Credit Agreement”) with JPMorgan Chase Bank, N.A., as agent, and the lenders party thereto. The Credit Agreement was entered into on May 23, 2019, along with a credit agreement between Tao Group Sub-Holdings LLC (the “Subordinated Borrower”) and MSG Entertainment Holdings LLC, as agent and lender (as amended by Amendment No. 1 to Credit Agreement, dated as of July 12, 2019 and effective as of May 23, 2019, Amendment No. 2 to Credit Agreement, dated as of June 15, 2020 and Amendment No. 3 to Credit Agreement, dated as of August 6, 2020, the “Subordinated Credit Agreement”), pursuant to which MSG Entertainment Holdings LLC extended subordinated term loans to the Subordinated Borrower. The Credit Agreement was set to mature on May 23, 2024 and the Subordinated Credit Agreement was set to mature on August 22, 2024. All capitalized terms not defined herein have the meaning set forth in the Restated Credit Agreement.

Madison Square Garden Entertainment Corp. (the “Registrant”) indirectly owns a 66.9% interest in the Subordinated Borrower, which is the indirect parent company of the Senior Borrower. The Credit Agreement previously provided the Senior Borrower with senior secured credit facilities (the “Tao Senior Secured Credit Facilities”) consisting of: (i) an initial $40 million term loan facility with a term of five years (the “Tao Term Loan Facility”) and (ii) a $25 million revolving credit facility with a term of five years (the “Tao Revolving Credit Facility”). Prior to giving effect to the Amendment and Restatement, the outstanding principal amount of the Tao Term Loan Facility was $25 million. Up to $5 million of the Tao Revolving Credit Facility was available for the issuance of letters of credit. All borrowings under the Tao Revolving Credit Facility, including, without limitation, amounts drawn under the revolving line of credit, are subject to the satisfaction of customary conditions.

The Amendment and Restatement amends and restates the Credit Agreement to, among other things:

•	extend the maturity date of the Tao Term Loan Facility to June 9, 2027 and the commitment expiration date of the Tao Revolving Credit Facility to June 9, 2027;

•	increase the Tao Term Loan Facility to $75 million and the Tao Revolving Credit Facility to $60 million;

•	increase the minimum liquidity for the Senior Borrower to $20 million and maximum capital expenditures to $30 million per year, with a one year carry forward of $20 million;

•	increase the basket for the maximum amount of the incremental revolving credit facility to $50 million; and

•	amend certain other financial covenants regarding leverage to allow up to $10 million of cash netting.

Borrowings under the Restated Credit Agreement bear interest at a floating rate, which at the option of the Senior Borrower may be either (a) a base rate plus an additional rate ranging from 1.50% to 2.00% per annum (determined based on a total net leverage ratio), or (b) a SOFR rate plus an additional rate ranging from 2.50% to 3.00% per annum (determined based on a total net leverage ratio). The Restated Credit Agreement requires the Senior Borrower to pay a reduced commitment fee of 0.375% in respect of the daily unused commitments under the Tao Revolving Credit Facility.

The Tao Senior Secured Credit Facilities are without recourse to the Registrant or any of its affiliates (other than Intermediate Holdings, the Senior Borrower and certain of its subsidiaries).

The Amendment and Restatement has been filed as Exhibit 10.1 to this Current Report on Form 8-K and the Restated Credit Agreement has been filed as Exhibit 10.2 to this Current Report on Form 8-K. The description of those agreements contained herein is qualified in its entirety by reference to those agreements, which are incorporated into this Item 1.01 by reference.

The guarantee agreement entered into by MSG Entertainment Group, LLC on August 6, 2020 in connection with Amendment No. 1 was amended and restated on June 9, 2022 (as amended, the “Restated Guarantee Agreement”) to, among other things, remove the minimum liquidity undertaking for MSG Entertainment Group, LLC and remove the security interest granted by MSG Entertainment Group, LLC in the reserve account previously established thereunder.

The Restated Guarantee Agreement has been filed as Exhibit 10.3 to this Current Report on Form 8-K. The description of the agreement contained herein is qualified in its entirety by reference to the agreement, which is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On June 9, 2022, a portion of the proceeds of the Tao Senior Secured Credit Facilities were used to repay in full the outstanding principal amount of the subordinated term loan ($63 million) under the Subordinated Credit Agreement, together with all interest thereon, and the Subordinated Credit Agreement and the loan documents related thereto have been terminated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amendment and Restatement Agreement, dated as of June 9, 2022, among Tao Group Operating LLC, Tao Group Intermediate Holdings LLC, certain guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Amended and Restated Credit Agreement, dated as of June 9, 2022, among Tao Group Operating LLC, Tao Group Intermediate Holdings LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.3	Amended and Restated Guarantee Agreement, dated as of June 9, 2022, by MSG Entertainment Group, LLC in favor of JPMorgan Chase Bank, N.A., as collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MADISON SQUARE GARDEN ENTERTAINMENT CORP.
(Registrant)

By:	/s/ Philip D’Ambrosio
Name:	Philip D’Ambrosio
Title:	Senior Vice President and Treasurer

Dated: June 15, 2022

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